BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 1) (USD $) In Thousands, unless otherwise specified	May 31, 2013	Dec. 31, 2012 As reported [Member]	May 31, 2013 Adjustment [Member]
Net assets	$ 1,233	$ 1,219	$ 14
Non-controlling interest	(1,750)	(1,880)	130
Intangible assets	4,270	3,873	397
Goodwill	6,248	5,809	439
Deferred tax liability, net	(1,068)	0	(1,068)
Total assets acquired	$ 8,933	$ 9,021	$ (88)